T. Rowe Price Emerging Markets Stock Fund

Supplement to Prospectus Dated March 1, 2018

Effective September 4, 2018, the T. Rowe Price Emerging Markets Stock Fund will close to new investors. Accordingly, the prospectus is supplemented as follows.

Under “Purchase and Sale of Fund Shares” on page 6, the following is added:

Effective at the close of the New York Stock Exchange on Tuesday, September 4, 2018, the fund will close to new investors and new accounts, subject to certain exceptions. Investors who already hold shares of the fund at the close of business on September 4, 2018 may continue to purchase additional shares.

On page 11, the information under “More Information About the Fund’s Principal Investment Strategies and Its Risks” is supplemented as follows:

Subject to certain exceptions, the fund will close to new investors and will no longer accept new accounts after the close of the New York Stock Exchange (normally 4 p.m. ET) on Tuesday, September 4, 2018.

After September 4, 2018, purchases will be permitted for participants in an employer-sponsored retirement plan where the fund already serves as an investment option. Additional purchases are permitted for an investor who already holds fund shares in an account directly with T. Rowe Price on September 4, 2018; however, purchases will be limited to that account and the investor may not open another account in the fund. Additional purchases will generally be permitted if you already hold the fund through a financial intermediary on September 4, 2018; however, you should check with the financial intermediary to confirm your eligibility to continue purchasing shares of the fund.

After September 4, 2018, investors will continue to be able to convert from one share class of the fund to a different share class of the fund, provided the investor meets the eligibility criteria for the new share class. New T. Rowe Price IRAs in the fund may be opened only through a direct rollover from an employer-sponsored retirement plan. If permitted by T. Rowe Price, the fund may also be purchased by new investors in intermediary wrap, asset allocation, and other advisory programs when the fund is an existing investment in the intermediary’s program.

The fund’s closure to new investor accounts does not restrict existing shareholders from redeeming shares of the fund. However, any shareholders who redeem all shares of the fund after September 4, 2018, will not be permitted to re-establish the account and purchase shares until the fund is reopened to new investors. Transferring ownership to another party or changing an account registration may restrict the ability to purchase additional shares after the close of the New York Stock Exchange on September 4, 2018.

The fund reserves the right, when in the judgment of T. Rowe Price it is not adverse to the fund’s interests, to permit certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without prior notice.

The date of this supplement is July 26, 2018.

F111-041 7/26/18